Exhibit 4(a)

COMMON SHARES                                       CUSIP 461203 10 1
WITHOUT PAR VALUE                            SEE REVERSE FOR CERTAIN DEFINITIONS

                                 (INVACARE LOGO)


NUMBER                                                                   SHARES
IVC1480





                              INVACARE CORPORATION

                INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO
   THIS CERTIFICATE IS TRANSFERABLE IN CLEVELAND, OHIO AND NEW YORK, NEW YORK


THIS CERTIFIES THAT




IS THE OWNER OF

       FULLY PAID AND NON-ASSESSABLE COMMON SHARES, WITHOUT PAR VALUE, OF INVACARE CORPORATION, INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO, TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

     WITNESS THE FACSIMILE SIGNATURES OF THE DULY AUTHORIZED OFFICERS OF THE CORPORATION


DATED:

COUNTERSIGNED AND REGISTERED:                  /s/ A. Malachi Mixon III
          NATIONAL CITY BANK                       CHAIRMAN OF THE BOARD
         (CLEVELAND, OHIO)                         AND CHIEF EXECUTIVE OFFICER
                               TRANSFER AGENT
                               AND REGISTRAR     (STATUE OF LIBERTY GRAPHIC)

BY                                              /s/ Dale C. LaPorte
         AUTHORIZED SIGNATURE                        SECRETARY

     THE CORPORATION WILL MAIL TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT OF WRITTEN REQUEST THEREFOR, A COPY OF THE EXPRESS TERMS OF THE SHARES REPRESENTED BY THIS CERTIFICATE.

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Invacare Corporation (the "Company") and National City Bank (the "Rights Agent") dated July 8, 2005, as the same may be amended, restated or renewed from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge within five business days after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

     The following abbreviations, when used in the inscription on the face of this insturment, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common                  UGMA -- _____________ Custodian ___________
TEN ENT -- as tenants by the entireties                     (Cust)                 (Minor)
JT TEN  -- as joint tenants with right of                under Uniform Gifts to Minors
           survivorship and not as tenants                Act __________________
           in common                                              (State)

                                                 UTMA -- _____________ Custodian ___________
                                                           (Cust)                  (Minor)
                                                         under Uniform Transfers to Minors
                                                         Act __________________
                                                                         (State)



     Additional abbreviations may also be used though not in the above list

FOR VALUE RECEIVED, __________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
[                                     ]-----------------------------------------

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--------------------------------------------------------------------------------

_________________________________________________________________ OF THE SHARES
REPRESENTED BY THE WITHIN CERTIFICATE AND DOES HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

_______________________________________________________________________ATTORNEY
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED_______________________


                           -----------------------------------------------------
                           NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                           THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

                            SIGNATURE(S) GUARANTEED: